Revenue from Contracts with Customers	12 Months Ended
Dec. 31, 2019
Revenue from Contract with Customer [Abstract]
Revenue from Contracts with Customers
Revenue from Contracts with Customers

The following table provides information about receivables, contract assets and contract liabilities from our contracts with customers:

	Successor	Successor
(In $ millions)	December 31, 2019	December 31, 2018
Accounts receivable, net	173	208
Current contract assets (1)	—	1
Non-current contract assets (1)	—	—
Current contract liabilities (deferred revenues) (1)	(20)	(12)
Non-current contract liabilities (deferred revenues) (1)	(9)	(9)

(1)
Current contract assets and liabilities balances are included in “Other current assets” and “Other current liabilities,” respectively in our Consolidated Balance Sheets as of December 31, 2019 (Successor).

Significant changes in the contract assets and the contract liabilities balances during the period from January 1, 2018 through July 1, 2018 (Predecessor) and period from July 2, 2018 through December 31, 2018 (Successor) are as follows:

(In $ millions)	Contract Assets	Contract Liabilities	Net Contract Balances
Net contract liability at January 1, 2018 (Predecessor)	7	(55)	(48)
Amortization of revenue that was included in the beginning contract liability balance	—	25	25
Cash received, excluding amounts recognized as revenue	—	(2)	(2)
Cash received against the beginning contract asset balance	(7)	—	(7)
Contract assets recognized during the period	9	—	9
Net contract liability at July 1, 2018 (Predecessor)	9	(32)	(23)
Fresh start adjustments	—	32	32

Net contract asset at July 2, 2018 (Successor)	9	—	9
Cash received, excluding amounts recognized as revenue	—	(21)	(21)
Cash received against the beginning contract asset balance	(9)	—	(9)
Contract assets recognized during the period	1	—	1
Net contract liability at December 31, 2018 (Successor)	1	(21)	(20)

Significant changes in the contract assets and the contract liabilities balances during the year ended December 31, 2019 (Successor) are as follows:

(In $ millions)	Contract Assets	Contract Liabilities	Net Contract Balances
Net contract liability at January 1, 2019 (Successor)	1	(21)	(20)
Amortization of revenue that was included in the beginning contract liability balance	—	14	14
Cash received, excluding amounts recognized as revenue	—	(22)	(22)
Cash received against the beginning contract asset balance	(1)	—	(1)
Contract assets recognized during the period	—	—	—
Net contract liability at December 31, 2019 (Successor)	—	(29)	(29)

Deferred revenue - The deferred revenue balance of $20 million reported in "Other current liabilities" at December 31, 2019 (Successor) is expected to be realized within the next twelve months and $9 million reported in "Other non-current liabilities" is expected to be realized within the following next twelve months. The deferred revenue included above consists primarily of mobilization and upgrade revenue for both wholly and partially unsatisfied performance obligations as well as expected variable mobilization and upgrade revenue for partially unsatisfied performance obligations, which has been estimated for purposes of allocating across the entire corresponding performance obligations. The amounts are derived from the specific terms within drilling contracts that contain such provisions, and the expected timing for recognition of such revenue is based on the estimated start date and duration of each respective contract based on information known at December 31, 2019. The actual timing of recognition of such amounts may vary due to factors outside of our control.